UNITED STATES COMMODITY FUNDS LLC

General Partner of the United States 12 Month Oil Fund, LP

March 28, 2014

Dear United States 12 Month Oil Fund, LP Investor,

Enclosed with this letter is your copy of the 2013 financial statements for the United States 12 Month Oil Fund, LP (ticker symbol “USL”). We have mailed this statement to all investors in USL who held shares as of December 31, 2013 to satisfy our annual reporting requirement under federal commodities laws. In addition, we have enclosed a copy of the current USL Privacy Policy. Additional information concerning USL’s 2013 results may be found by referring to USL’s Annual Report on Form 10-K (the “Form 10-K”), which has been filed with the U.S. Securities and Exchange Commission (the “SEC”). You may obtain a copy of the Form 10-K by going to the SEC’s website at www.sec.gov, or by going to USL’s own website at www.unitedstates12monthoilfund.com. You may also call USL at 1-800-920-0259 to speak to a representative and request additional material, including a current USL Prospectus.

United States Commodity Funds LLC is the general partner of USL. United States Commodity Funds LLC is also the general partner or sponsor and manager of several other commodity based exchange traded security funds. These other funds are referred to in the attached financial statements and include:

United States Oil Fund, LP	(ticker symbol: USO)	United States Brent Oil Fund, LP	(ticker symbol: BNO)
United States Natural Gas Fund, LP	(ticker symbol: UNG)	United States Commodity Index Fund	(ticker symbol: USCI)
United States Gasoline Fund, LP	(ticker symbol: UGA)	United States Copper Index Fund	(ticker symbol: CPER)
United States Diesel-Heating Oil Fund, LP	(ticker symbol: UHN)	United States Agriculture Index Fund	(ticker symbol: USAG)
United States Short Oil Fund, LP	(ticker symbol: DNO)	United States Metals Index Fund	(ticker symbol: USMI)
United States 12 Month Natural Gas Fund, LP	(ticker symbol: UNL)

Information about these other funds is contained within the Annual Report as well as in the current USL Prospectus. Investors in USL who wish to receive additional information about these other funds may do so by going to their respective websites.* The websites may be found at:

www.unitedstatesoilfund.com                                                                           www.unitedstatesbrentoilfund.com
www.unitedstatesnaturalgasfund.com                                                            www.unitedstatescommodityindexfund.com
www.unitedstatesgasolinefund.com                                                                www.unitedstatescopperindexfund.com
www.unitedstatesdieselheatingoilfund.com                                                  www.unitedstatesagricultureindexfund.com
www.unitedstatesshortoilfund.com                                                                 www.unitedstatesmetalsindexfund.com
www.unitedstates12monthnaturalgasfund.com

You may also call United States Commodity Funds LLC at 1-800-920-0259 to request additional information. Thank you for your continued interest in USL.

Regards,

/s/ Nicholas Gerber

Nicholas Gerber
President and CEO
United States Commodity Funds LLC

* This letter is not an offer to buy or sell securities. Investment in any of these other funds is only made by prospectus. Please consult the relevant prospectus for a description of the risks and expenses involved in any such investment.

PRIVACY POLICY OF

UNITED STATES COMMODITY FUNDS LLC

AS GENERAL PARTNER OF:

UNITED STATES OIL FUND, LP
UNITED STATES NATURAL GAS FUND, LP
UNITED STATES 12 MONTH OIL FUND, LP
UNITED STATES 12 MONTH NATURAL GAS FUND, LP
UNITED STATES GASOLINE FUND, LP
UNITED STATES DIESEL-HEATING OIL FUND, LP
UNITED STATES SHORT OIL FUND, LP
UNITED STATES BRENT OIL FUND, LP

AND AS SPONSOR OF UNITED STATES COMMODITY INDEX FUNDS TRUST AND THE FOLLOWING SERIES THEREIN:

UNITED STATES COMMODITY INDEX FUND
UNITED STATES COPPER INDEX FUND
UNITED STATES AGRICULTURE INDEX FUND

UNITED STATES METALS INDEX FUND

This document sets forth the Sixth Amended Privacy Policy of United States Commodity Funds LLC (the “Company”), adopted on December 6, 2008, last amended on March 20, 2014. The Company is a commodity pool operator registered with the Commodity Futures Trading Commission, and (i) the statutory trust for which the Company acts as sponsor, United States Commodity Index Funds Trust (the “Index Funds Trust”), and each series therin and (ii) each of the funds for which the Company serves as the general partner or serves as sponsor (each a “Fund” and together, the “Funds” as listed above) each as referenced above relating to the collection, maintenance and use of nonpublic personal information about the Funds’ investors, as required under federal legislation. This privacy policy applies to the nonpublic personal information of investors who are individuals and who obtain financial products or services primarily for personal, family or household purposes.

Collection of Investor Information
Shares of the Funds are registered in the name of Cede & Co., as nominee for the Depository Trust Company. However, the Company may collect or have access to personal information about Fund investors for certain purposes relating to the operation of the Funds, including for the distribution of certain required tax reports to investors. This information may include information received from investors and information about investors’ holdings and transactions in shares of the Funds.

Disclosure of Nonpublic Personal Information
The Company does not sell or rent investor information. The Company does not disclose nonpublic personal information about Fund investors, except as required by law or as described below. Specifically, the Company may share nonpublic personal information in the following situations:

•
To service providers in connection with the administration and servicing of the Funds, which may include attorneys, accountants, auditors and other professionals. The Company may also share information in connection with the servicing or processing of the Index Funds Trust and Fund transactions.

•	To respond to subpoenas, court orders, judicial process or regulatory authorities;

•	To protect against fraud, unauthorized transactions (such as money laundering), claims or other liabilities; and

•	Upon consent of an investor to release such information, including authorization to disclose such information to persons acting in a fiduciary or representative capacity on behalf of the investor.

Fund investors have no right to opt out of the Company’s disclosure of non-public personal information under the circumstances described above.

Protection of Investor Information
The Company holds Fund investor information in the strictest confidence. Accordingly, the Company’s policy is to require that all employees, financial professionals and companies providing services on its behalf keep client information confidential.
The Company maintains safeguards that comply with federal standards to protect investor information. The Company restricts access to the personal and account information of investors to those employees who need to know that information in the course of their job responsibilities. Third parties with whom the Company shares investor information must agree to follow appropriate standards of security and confidentiality, which includes safeguarding such information physically, electronically and procedurally.

The Company’s privacy policy applies to both current and former investors. The Company will only disclose nonpublic personal information about a former investor to the same extent as for a current investor.

Changes to Privacy Policy
The Company may make changes to its privacy policy in the future. The Company will not make any change affecting Fund investors without first sending investors a revised privacy policy describing the change. In any case, the Company will send Fund investors a current privacy policy at least once a year as long as they continue to be Fund investors.

UNITED STATES 12 MONTH OIL FUND, LP
A Delaware Limited Partnership

FINANCIAL STATEMENTS

For the years ended December 31, 2013, 2012 and 2011

AFFIRMATION OF THE COMMODITY POOL OPERATOR

To the Shareholders of the United States 12 Month Oil Fund, LP:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in this Annual Report for the years ended December 31, 2013, 2012 and 2011 is accurate and complete

By: /s/ Nicholas Gerber
Nicholas Gerber
President & CEO of United States Commodity Funds LLC
United States 12 Month Oil Fund, LP
(General Partner of United States 12 Month Oil Fund, LP)

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM To the Partners of

United States 12 Month Oil Fund, LP

We have audited the accompanying statements of financial condition of United States 12 Month Oil Fund, LP (the “Fund”) as of December 31, 2013 and 2012, including the schedule of investments as of December 31, 2013 and 2012, and the related statements of operations, changes in partners’ capital and cash flows for the years ended December 31, 2013, 2012 and 2011. These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of United States 12 Month Oil Fund, LP as of December 31, 2013 and 2012, and the results of its operations and its cash flows for the years ended December 31, 2013, 2012 and 2011, in conformity with accounting principles generally accepted in the United States of America.

We also have audited, in accordance with standards of the Public Company Accounting Oversight Board (United States), the Fund’s internal control over financial reporting as of December 31, 2013, based on criteria established in Internal Control — Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission and our report dated March 10, 2014 expressed an unqualified opinion on the Fund’s internal control over financial reporting.

/s/ Spicer Jeffries LLP
Greenwood Village, Colorado
March 10, 2014

THIS PAGE IS INTENTIONALLY LEFT BLANK

	2013	2012
United States 12 Month Oil Fund, LP Statements of Financial Condition At December 31, 2013 and 2012 Assets
Cash and cash equivalents (Notes 2 and 5)	$59,384,208	$86,708,443
Equity in trading accounts:
Cash and cash equivalents	3,548,144	11,533,441
Unrealized gain on open commodity futures contracts	1,642,450	1,556,910
Dividend receivable	1,218	2,669
Other assets	1,820	83,430
Total assets	$64,577,840	$99,884,893
Liabilities and Partners' Capital
Investment payable	$2,141,524	$–
Professional fees payable	291,402	302,530
General Partner management fees payable (Note 3)	32,864	49,895
License fees payable	2,787	4,014
Brokerage commissions payable	2,212	3,642
Directors' fees payable	2,532	2,877
Other liabilities	153	153
Total liabilities	2,473,474	363,111
Commitments and Contingencies (Notes 3, 4 and 5)
Partners' Capital
General Partner	–	–
Limited Partners	62,104,366	99,521,782
Total Partners' Capital	62,104,366	99,521,782
Total liabilities and partners' capital	$64,577,840	$99,884,893
Limited Partners' shares outstanding	1,450,000	2,500,000
Net asset value per share	$42.83	$39.81
Market value per share	$42.88	$39.67

See accompanying notes to financial statements.

United States 12 Month Oil Fund, LP Schedule of Investments At December 31, 2013
		Unrealized
		Gain on Open	% of
	Number of	Commodity	Partners'
	Contracts	Contracts	Capital
Open Futures Contracts - Long
United States Contracts
NYMEX WTI Crude Oil Futures CL February 2014 contracts, expiring January 2014	55	$184,140	0.30
NYMEX WTI Crude Oil Futures CL March 2014 contracts, expiring February 2014	54	95,360	0.15
NYMEX WTI Crude Oil Futures CL April 2014 contracts, expiring March 2014	54	404,380	0.65
NYMEX WTI Crude Oil Futures CL May 2014 contracts, expiring April 2014	54	313,310	0.51
NYMEX WTI Crude Oil Futures CL June 2014 contracts, expiring May 2014	54	269,150	0.43
NYMEX WTI Crude Oil Futures CL July 2014 contracts, expiring June 2014	54	261,410	0.42
NYMEX WTI Crude Oil Futures CL August 2014 contracts, expiring July 2014	54	120,620	0.19
NYMEX WTI Crude Oil Futures CL September 2014 contracts, expiring August 2014	54	47,050	0.08
NYMEX WTI Crude Oil Futures CL October 2014 contracts, expiring September 2014	54	(93,940)	(0.15)
NYMEX WTI Crude Oil Futures CL November 2014 contracts, expiring October 2014	54	(79,520)	(0.13)
NYMEX WTI Crude Oil Futures CL December 2014 contracts, expiring November 2014	54	94,480	0.15
NYMEX WTI Crude Oil Futures CL January 2015 contracts, expiring December 2014	54	26,010	0.04
Total Open Futures Contracts*	649	$1,642,450	2.64
	Principal	Market
	Amount	Value
Cash Equivalents
United States Treasury Obligation
U.S. Treasury Bill, 0.07%, 3/27/2014	$8,000,000	$7,998,678	12.88
United States - Money Market Funds
Fidelity Institutional Government Portfolio - Class I	161,900	161,900	0.26
Goldman Sachs Financial Square Funds - Government Fund - Class FS	455,359	455,359	0.73
Morgan Stanley Institutional Liquidity Fund - Government Portfolio	30,537,560	30,537,560	49.17
Wells Fargo Advantage Government Money Market Fund - Class I	20,001,245	20,001,245	32.21
Total Money Market Funds		51,156,064	82.37
Total Cash Equivalents		$59,154,742	95.25
* Collateral amounted to $3,548,144 on open futures contracts.

See accompanying notes to financial statements.

United States 12 Month Oil Fund, LP

Schedule of Investments

At December 31, 2012

 Number of

 Contracts

 Unrealized

 Gain on Open

 Commodity

 Contracts

 % of

 Partners'

 Capital

 Open Futures Contracts - Long United States Contracts

 NYMEX Crude Oil Futures CL February 2013 contracts, expiring January 2013

89

$
31,290

0.03

 NYMEX Crude Oil Futures CL March 2013 contracts, expiring February 2013

89

51,770

0.05

 NYMEX Crude Oil Futures CL April 2013 contracts, expiring March 2013

89

21,590

0.02

 NYMEX Crude Oil Futures CL May 2013 contracts, expiring April 2013

89

91,950

0.09

 NYMEX Crude Oil Futures CL June 2013 contracts, expiring May 2013

89

182,510

0.19

 NYMEX Crude Oil Futures CL July 2013 contracts, expiring June 2013

89

377,930

0.38

 NYMEX Crude Oil Futures CL August 2013 contracts, expiring July 2013

89

334,910

0.34

 NYMEX Crude Oil Futures CL September 2013 contracts, expiring August 2013

89

(88,080
)

(0.09
)

 NYMEX Crude Oil Futures CL October 2013 contracts, expiring September 2013

89

(171,350
)

(0.17
)

 NYMEX Crude Oil Futures CL November 2013 contracts, expiring October 2013

89

181,690

0.18

 NYMEX Crude Oil Futures CL December 2013 contracts, expiring November 2013

89

380,660

0.38

 NYMEX Crude Oil Futures CL January 2014 contracts, expiring December 2013

89

162,040

0.16

 Total Open Futures Contracts*

1,068

$
1,556,910

1.56

 Principal

 Market

 Amount

 Value

 Cash Equivalents

 United States Treasury Obligation

 U.S. Treasury Bill, 0.10%, 1/17/2013

$
6,600,000

$
6,599,721

6.63

 United States - Money Market Funds

 Fidelity Institutional Government Portfolio - Class I

4,161,900

4,161,900

4.18

 Goldman Sachs Financial Square Funds - Government Fund - Class FS

26,455,359

26,455,359

26.58

 Morgan Stanley Institutional Liquidity Fund - Government Portfolio

30,537,560

30,537,560

30.69

 Wells Fargo Advantage Government Money Market Fund - Class I

25,001,245

25,001,245

25.12

 Total Money Market Funds

86,156,064

86.57

 Total Cash Equivalents

$
92,755,785

93.20

 * Collateral amounted to $11,533,650 on open futures contracts.

See accompanying notes to financial statements.

 United States 12 Month Oil Fund, LP

 Statements of Operations

 For the years ended December 31, 2013, 2012 and 2011

 Year ended

 Year ended

 Year ended

 December 31, 2013

 December 31, 2012

 December 31, 2011

 Income

 Gain (loss) on trading of commodity futures contracts:

 Realized gain (loss) on closed positions

$
6,302,760

$
(6,954,520
)

$
16,224,040

 Change in unrealized gain (loss) on open positions

85,540

(2,445,210
)

(11,864,440
)

 Dividend income

18,055

28,563

26,400

 Interest income

6,576

9,817

7,926

 Other income

8,050

12,950

30,300

 Total income (loss)

6,420,981

(9,348,400
)

4,424,226

 Expenses

 General Partner management fees (Note 3)

510,978

807,686

1,275,573

 Professional fees

207,412

130,520

244,950

 Registration fees

81,535

44,044

9,472

 Brokerage commissions

9,848

21,804

27,427

 License fees

12,774

20,192

49,913

 Directors' fees

10,410

14,038

17,340

 Other expenses

9,780

12,094

13,049

 Total expenses

842,737

1,050,378

1,637,724

 Net income (loss)

$
5,578,244

$
(10,398,778
)

$
2,786,502

 Net income (loss) per limited partnership share

$
3.02

$
(3.65
)

$
0.55

 Net income (loss) per weighted average limited partnership share

$
2.71

$
(3.24
)

$
0.57

 Weighted average limited partnership shares outstanding

2,061,096

3,205,464

4,893,699

See accompanying notes to financial statements.

 United States 12 Month Oil Fund, LP

 Statements of Changes in Partners’ Capital

 For the years ended December 31, 2013, 2012 and 2011

 General Partner                             Limited Partners

 Total

 Balances, at December 31, 2010

 $

 –                          $         180,203,262

 $           180,203,262

 Addition of 2,500,000 partnership shares

 –                                   109,084,059

 109,084,059

 Redemption of 2,800,000 partnership shares

 –                                  (122,583,943)

 (122,583,943)

 Net income

 –                                     2,786,502

 2,786,502

 Balances, at December 31, 2011

 –                                   169,489,880

 169,489,880

 Addition of 2,550,000 partnership shares

 –                                   101,599,752

 101,599,752

 Redemption of 3,950,000 partnership shares

 –                                  (161,169,072)

 (161,169,072)

 Net loss

 –                                   (10,398,778)

 (10,398,778)

 Balances, at December 31, 2012

 –                                    99,521,782

 99,521,782

 Addition of 650,000 partnership shares

 –                                    26,960,147

 26,960,147

 Redemption of 1,700,000 partnership shares

 –                                   (69,955,807)

 (69,955,807)

 Net income

 –                                     5,578,244

 5,578,244

 Balances, at December 31, 2013

 $

 –                          $          62,104,366

 $            62,104,366

 Net Asset Value Per Share:

 At December 31, 2010

 $                            42.91

 At December 31, 2011

 $                            43.46

 At December 31, 2012

 $                            39.81

 At December 31, 2013

 $                            42.83

See accompanying notes to financial statements.

United States 12 Month Oil Fund, LP

Statements of Cash Flows

For the years ended December 31, 2013, 2012 and 2011

 Cash Flows from Operating Activities:

 Year ended

 December 31, 2013

 Year ended

 December 31, 2012

 Year ended

 December 31, 2011

 Net income (loss)

 $            5,578,244

 $          (10,398,778)

 $            2,786,502

 Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:

 (Increase) decrease in commodity futures trading account - cash and cash equivalents

 7,985,297

 30,603,108

 (34,596,432)

 Unrealized (gain) loss on futures contracts

 (85,540)

 2,445,210

 11,864,440

 (Increase) decrease in dividend receivable

 1,451

 (753)

 1,988

 (Increase) decrease in interest receivable

 (350)

 14

 (14)

 Decrease in other assets

 81,960

 44,010

 11,621

 Increase (decrease) in investment payable

 2,141,524

 (33)

 33

 Decrease in professional fees payable

 (11,128)

 (104,591)

 (12,438)

 Increase (decrease) in General Partner management fees payable

 (17,031)

 (38,796)

 7,025

 Decrease in license fees payable

 (1,227)

 (4,074)

 (1,338)

 Decrease in brokerage commissions payable

 (1,430)

 (2,380)

 (260)

 Increase (decrease) in directors' fees payable

 (345)

 (1,586)

 1,294

 Increase in other liabilities

 -

 -

 153

 Net cash provided by (used in) operating activities

 15,671,425

 22,541,351

 (19,937,426)

 Cash Flows from Financing Activities:

 Addition of partnership shares

 26,960,147

 101,599,752

 113,305,191

 Redemption of partnership shares

 (69,955,807)

 (161,169,072)

 (122,583,943)

 Net cash used in financing activities

 (42,995,660)

 (59,569,320)

 (9,278,752)

 Net Decrease in Cash and Cash Equivalents

 (27,324,235)

 (37,027,969)

 (29,216,178)

 Cash and Cash Equivalents, beginning of year

 86,708,443

 123,736,412

 152,952,590

 Cash and Cash Equivalents, end of year

 $                      59,384,208

 $           86,708,443

 $          123,736,412

See accompanying notes to financial statements.

United States 12 Month Oil Fund, LP

Notes to Financial Statements

For the years ended December 31, 2013, 2012 and 2011

NOTE 1 - ORGANIZATION AND BUSINESS

The United States 12 Month Oil Fund, LP (“USL”) was organized as a limited partnership under the laws of the state of Delaware on June 27, 2007. USL is a commodity pool that issues limited partnership shares (“shares”) that may be purchased and sold on the NYSE Arca, Inc. (the “NYSE Arca”). Prior to November 25, 2008, USL’s shares traded on the American Stock Exchange (the “AMEX”). USL will continue in perpetuity, unless terminated sooner upon the occurrence of one or more events as described in its Second Amended and Restated Agreement of Limited Partnership dated as of March 1, 2013 (the “LP Agreement”). The investment objective of USL is for the daily changes in percentage terms of its shares’ per share net asset value (“NAV”) to reflect the daily changes in percentage terms of the spot price of light, sweet crude oil delivered to Cushing, Oklahoma, as measured by the daily changes in the average of the prices of the 12 futures contracts for light, sweet crude oil traded on the New York Mercantile Exchange (the “NYMEX”), consisting of the near month contract to expire and the contracts for the following 11 months for a total of 12 consecutive months’ contracts, except when the near month contract is within two weeks of expiration, in which case it will be measured by the futures contract that is the next month contract to expire and the contracts for the following 11 consecutive months (the “Benchmark Oil Futures Contracts”), less USL’s expenses. When calculating the daily movement of the average price of the 12 contracts, each contract month will be equally weighted. It is not the intent of USL to be operated in a fashion such that the per share NAV will equal, in dollar terms, the spot price of light, sweet crude oil or any particular futures contract based on light, sweet crude oil. It is not the intent of USL to be operated in a fashion such that its per share NAV will reflect the percentage change of the price of any particular futures contracts as measured over a time period greater than one day. United States Commodity Funds LLC (“USCF”), the general partner of USL, believes that it is not practical to manage the portfolio to achieve such an investment goal when investing in Oil Futures Contracts (as defined below) and Other Oil-Related Investments (as defined below). USL accomplishes its objective through investments in futures contracts for light, sweet crude oil, and other types of crude oil, diesel-heating oil, gasoline, natural gas and other petroleum-based fuels that are traded on the NYMEX, ICE Futures or other U.S. and foreign exchanges (collectively, “Oil Futures Contracts”) and other oil-related investments such as cash-settled options on Oil Futures Contracts, forward contracts for oil, cleared swap contracts and over-the-counter transactions that are based on the price of crude oil, diesel-heating oil, gasoline, natural gas and other petroleum-based fuels, Oil Futures Contracts and indices based on the foregoing (collectively, “Other Oil-Related Investments”). As of December 31, 2013, USL held 649 Oil Futures Contracts for light, sweet crude oil traded on the NYMEX and did not hold any Oil Futures Contracts traded on the ICE Futures.

USL commenced investment operations on December 6, 2007 and has a fiscal year ending on December 31. USCF is responsible for the management of USL. USCF is a member of the National Futures Association (the “NFA”) and became a commodity pool operator registered with the Commodity Futures Trading Commission (the “CFTC”) effective December 1, 2005. USCF is also the general partner of the United States Oil Fund, LP (“USO”), the United States Natural Gas Fund, LP (“UNG”), the United States Gasoline Fund, LP (“UGA”) and the United States Diesel-Heating Oil Fund, LP (“UHN”), which listed their limited partnership shares on the AMEX under the ticker symbols “USO” on April 10, 2006, “UNG” on April 18, 2007, “UGA” on February 26, 2008 and “UHN” on April 9, 2008, respectively. As a result of the acquisition of the AMEX by NYSE Euronext, each of USO’s, UNG’s, UGA’s and UHN’s shares commenced trading on the NYSE Arca on November 25, 2008. USCF is also the general partner of the United States Short Oil Fund, LP (“DNO”), the United States 12 Month Natural Gas Fund, LP (“UNL”) and the United States Brent Oil Fund, LP (“BNO”), which listed their limited partnership shares on the NYSE Arca under the ticker symbols “DNO” on September 24, 2009, “UNL” on November 18, 2009 and “BNO” on June 2, 2010, respectively. USCF is also the sponsor of the United States Commodity Index Fund (“USCI”), the United States Copper Index Fund (“CPER”), the United States Agriculture Index Fund (“USAG”) and the United States Metals Index Fund (“USMI”), each a series of the United States Commodity Index Funds Trust. USCI, CPER, USAG and USMI listed their shares on the NYSE Arca under the ticker symbol “USCI” on August 10, 2010, “CPER” on November 15, 2011, “USAG” on April 13, 2012 and “USMI” on June 19, 2012, respectively. All funds listed previously are referred to collectively herein as the “Related Public Funds.” USCF previously filed registration statements to register shares of the United States Sugar Fund (“USSF”), the United States Natural Gas Double Inverse Fund (“UNGD”), the United States Gasoil Fund (“USGO”) and the United States Asian Commodities Basket Fund (“UAC”), each of which is a series of the United States Commodity Funds Trust I, and the US Golden Currency Fund (“HARD”), a series of the United States Currency Funds Trust. On December 30, 2013, USCF withdrew the registration statements for USSF, UNGD, USGO and UAC effective December 31, 2013. On January 27, 2014, USCF withdrew the registration statement for HARD. HARD was never available to the public, and at the time of withdrawal, HARD was still in the process of review by various regulatory agencies which have regulatory authority over USCF and HARD.

Effective February 29, 2012, USL issues shares to certain authorized purchasers (“Authorized Purchasers”) by offering baskets consisting of 50,000 shares (“Creation Baskets”) through ALPS Distributors, Inc., as the marketing agent (the “Marketing Agent”). Prior to February 29, 2012, USL issued shares to Authorized Purchasers by offering baskets consisting of 100,000 shares through the Marketing Agent. The purchase price for a Creation Basket is based upon the NAV of a share calculated shortly after the close of the core trading session on the NYSE Arca on the day the order to create the basket is properly received.

From July 1, 2011 through December 31, 2013 (and continuing at least through May 1, 2014), the applicable transaction fee paid by Authorized Purchasers is $350 to USL for each order they place to create or redeem one or more baskets (“Redemption Baskets”); prior to July 1, 2011, this fee was $1,000. Shares may be purchased or sold on a nationally recognized securities exchange in smaller increments than a Creation Basket or Redemption Basket. Shares purchased or sold on a nationally recognized securities exchange are not purchased or sold at the per share NAV of USL but rather at market prices quoted on such exchange.

In December 2007, USL initially registered 11,000,000 shares on Form S-1 with the U.S. Securities and Exchange Commission (the “SEC”). On December 6, 2007, USL listed its shares on the AMEX under the ticker symbol “USL”. On that day, USL established its initial per share NAV by setting the price at $50.00 and issued 300,000 shares in exchange for $15,000,000. USL also commenced investment operations on December 6, 2007 by purchasing Oil Futures Contracts traded on the NYMEX based on light, sweet crude oil. As of December 31, 2013, USL had registered a total of 111,000,000 shares.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES Revenue Recognition

Commodity futures contracts, forward contracts, physical commodities, and related options are recorded on the trade date. All such transactions are recorded on the identified cost basis and marked to market daily. Unrealized gains or losses on open contracts are reflected in the statements of financial condition and represent the difference between the original contract amount and the market value (as determined by exchange settlement prices for futures contracts and related options and cash dealer prices at a predetermined time for forward contracts, physical commodities, and their related options) as of the last business day of the year or as of the last date of the financial statements. Changes in the unrealized gains or losses between periods are reflected in the statements of operations. USL earns interest on its assets denominated in U.S. dollars on deposit with the futures commission merchant at the 90-day Treasury bill rate. In addition, USL earns income on funds held at the custodian or futures commission merchant at prevailing market rates earned on such investments.

Brokerage Commissions

Brokerage commissions on all open commodity futures contracts are accrued on a full-turn basis. Income Taxes

USL is not subject to federal income taxes; each partner reports his/her allocable share of income, gain, loss deductions or credits on his/her own income tax return.

In accordance with accounting principles generally accepted in the United States of America (“GAAP”), USL is required to determine whether a tax position is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any tax related appeals or litigation processes, based on the technical merits of the position. USL files an income tax return in the U.S. federal jurisdiction, and may file income tax returns in various U.S. states. USL is not subject to income tax return examinations by major taxing authorities for years before 2010. The tax benefit recognized is measured as the largest amount of benefit that has a greater than fifty percent likelihood of being realized upon ultimate settlement. De-recognition of a tax benefit previously recognized results in USL recording a tax liability that reduces net assets. However, USL’s conclusions regarding this policy may be subject to review and adjustment at a later date based on factors including, but not limited to, on-going analysis of and changes to tax laws, regulations and interpretations thereof. USL recognizes interest accrued related to unrecognized tax benefits and penalties related to unrecognized tax benefits in income tax fees payable, if assessed. No interest expense or penalties have been recognized as of and for the year ended December 31, 2013.

Creations and Redemptions

Effective February 29, 2012, Authorized Purchasers may purchase Creation Baskets or redeem Redemption Baskets only in blocks of 50,000 shares at a price equal to the NAV of the shares calculated shortly after the close of the core trading session on the NYSE Arca on the day the order is placed. Prior to February 29, 2012, Authorized Purchasers could only purchase Creation Baskets or redeem Redemption Baskets in blocks of 100,000 shares.

USL receives or pays the proceeds from shares sold or redeemed within three business days after the trade date of the purchase or redemption. The amounts due from Authorized Purchasers are reflected in USL’s statements of financial condition as receivable for shares sold, and amounts payable to Authorized Purchasers upon redemption are reflected as payable for shares redeemed.

Partnership Capital and Allocation of Partnership Income and Losses

Profit or loss shall be allocated among the partners of USL in proportion to the number of shares each partner holds as of the close of each month. USCF may revise, alter or otherwise modify this method of allocation as described in the LP Agreement.

Calculation of Per Share Net Asset Value

USL’s per share NAV is calculated on each NYSE Arca trading day by taking the current market value of its total assets, subtracting any liabilities and dividing that amount by the total number of shares outstanding. USL uses the closing price for the contracts on the relevant exchange on that day to determine the value of contracts held on such exchange.

Net Income (Loss) Per Share

Net income (loss) per share is the difference between the per share NAV at the beginning of each period and at the end of each period. The weighted average number of shares outstanding was computed for purposes of disclosing net income (loss) per weighted average share. The weighted average shares are equal to the number of shares outstanding at the end of the period, adjusted proportionately for shares added and redeemed based on the amount of time the shares were outstanding during such period. There were no shares held by USCF at December 31, 2013.

Offering Costs

Offering costs incurred in connection with the registration of additional shares after the initial registration of shares are borne by USL. These costs include registration fees paid to regulatory agencies and all legal, accounting, printing and other expenses associated with such offerings. These costs are accounted for as a deferred charge and thereafter amortized to expense over twelve months on a straight-line basis or a shorter period if warranted.

Cash Equivalents

Cash equivalents include money market funds and overnight deposits or time deposits with original maturity dates of six months or less.

Reclassification

Certain amounts in the accompanying financial statements were reclassified to conform to the current presentation.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires USCF to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of the revenue and expenses during the reporting period. Actual results may differ from those estimates and assumptions.

NOTE 3 - FEES PAID BY THE FUND AND RELATED PARTY TRANSACTIONS USCF Management Fee

Under the LP Agreement, USCF is responsible for investing the assets of USL in accordance with the objectives and policies of USL. In addition, USCF has arranged for one or more third parties to provide administrative, custody, accounting, transfer agency and other necessary services to USL. For these services, USL is contractually obligated to pay USCF a fee, which is paid monthly, equal to 0.60% per annum of average daily total net assets.

Ongoing Registration Fees and Other Offering Expenses

USL pays all costs and expenses associated with the ongoing registration of its shares subsequent to the initial offering. These costs include registration or other fees paid to regulatory agencies in connection with the offer and sale of shares, and all legal, accounting, printing and other expenses associated with such offer and sale. For the years ended December 31, 2013, 2012 and 2011, USL incurred $81,535, $44,044 and $9,472, respectively, in registration fees and other offering expenses.

Directors’ Fees and Expenses

USL is responsible for paying its portion of the directors’ and officers’ liability insurance for USL and the Related Public Funds and the fees and expenses of the independent directors who also serve as audit committee members of US120F and the Related Public Funds organized as limited partnerships and, as of July 8, 2011, the Related Public Funds organized as a series of a Delaware statutory trust. USL shares the fees and expenses on a pro rata basis with each Related Public Fund, as described above, based on the relative assets of each fund computed on a daily basis. These fees and expenses for the year ended December 31, 2013 were $555,456 for USL and the Related Public Funds. USL’s portion of such fees and expenses for the year ended December 31, 2013 was $19,339. These fees and expenses for the year ended December 31, 2012 were $540,586 for USL and the Related Public Funds. USL’s portion of such fees and expenses for the year ended December 31, 2012 was $25,332. For the year ended December 31, 2011, these fees and expenses were $607,582 for USL and the Related Public Funds. USL’s portion of such fees and expenses for the year ended December 31, 2011 was $29,439.

Licensing Fees

As discussed in Note 4 below, USL entered into a licensing agreement with the NYMEX on April 10, 2006, as amended on October 20, 2011. Pursuant to the agreement, through October 19, 2011, USL and the Related Public Funds, other than BNO, USCI, CPER, USAG and USMI, paid a licensing fee that was equal to 0.04% for the first $1,000,000,000 of combined net assets of the funds and 0.02% for combined net assets above $1,000,000,000. On and after October 20, 2011, USL and the Related Public Funds, other than BNO, USCI, CPER, USAG and USMI, pay a licensing fee that is equal to 0.015% on all net assets. During the years ended December 31, 2013, 2012 and 2011, USL incurred $12,774, $20,192 and $49,913, respectively, under this arrangement.

Investor Tax Reporting Cost

The fees and expenses associated with USL’s audit expenses and tax accounting and reporting requirements are paid by USL. These costs were approximately $150,000, $150,000 and $200,000 for the years ended December 31, 2013, 2012 and 2011.

Other Expenses and Fees

In addition to the fees described above, USL pays all brokerage fees and other expenses in connection with the operation of USL, excluding costs and expenses paid by USCF as outlined in Note 4 below.

NOTE 4 - CONTRACTS AND AGREEMENTS

USL is party to a marketing agent agreement, dated as of November 13, 2007, as amended from time to time, with the Marketing Agent and USCF, whereby the Marketing Agent provides certain marketing services for USL as outlined in the agreement. The fee of the Marketing Agent, which is borne by USCF, is equal to 0.06% on USL’s assets up to $3 billion and 0.04% on USL’s assets in excess of $3 billion.

The above fees do not include the following expenses, which are also borne by USCF: the cost of placing advertisements in various periodicals; website construction and development; or the printing and production of various marketing materials.

USL is also party to a custodian agreement, dated October 5, 2007, as amended from time to time, with Brown Brothers Harriman & Co. (“BBH&Co.”) and USCF, whereby BBH&Co. holds investments on behalf of USL. USCF pays the fees of the custodian, which are determined by the parties from time to time. In addition, USL is party to an administrative agency agreement, dated October 5, 2007, as amended from time to time, with USCF and BBH&Co., whereby BBH&Co. acts as the administrative agent, transfer agent and registrar for USL. USCF also pays the fees of BBH&Co. for its services under such agreement and such fees are determined by the parties from time to time.

Currently, USCF pays BBH&Co. for its services, in the foregoing capacities, a minimum amount of $75,000 annually for its custody, fund accounting and fund administration services rendered to USL and each of the Related Public Funds, as well as a $20,000 annual fee for its transfer agency services. In addition, USCF pays BBH&Co. an asset-based charge of (a) 0.06% for the first $500 million of the Related Public Funds’ combined net assets, (b) 0.0465% for the Related Public Funds’ combined net assets greater than $500 million but less than $1 billion, and (c) 0.035% once the Related Public Funds’ combined net assets exceed $1 billion. The annual minimum amount will not apply if the asset-based charge for all accounts in the aggregate exceeds $75,000. USCF also pays transaction fees ranging from $7 to $15 per transaction.

On October 8, 2013, USL entered into a brokerage agreement with RBC Capital Markets, LLC (“RBC Capital” or “RBC”) to serve as USL’s futures commission merchant (“FCM”), effective October 10, 2013. Prior to October 10, 2013, the FCM was UBS Securities LLC (“UBS Securities”). The agreements require RBC Capital and UBS Securities to provide services to USL in connection with the purchase and sale of Oil Futures Contracts and Other Oil-Related Investments that may be purchased and sold by or through RBC Capital and/or UBS Securities for USL’s account. In accordance with each agreement, RBC Capital and UBS Securities charge USL commissions of approximately $7 to $15 per round-turn trade, including applicable exchange and NFA fees for Oil Futures Contracts and options on Oil Futures Contracts. Such fees include those incurred when purchasing Oil Futures Contracts and options on Oil Futures Contracts when USL issues shares as a result of a Creation Basket, as well as fees incurred when selling Oil Futures Contracts and options on Oil Futures Contracts when USL redeems shares as a result of a Redemption Basket. Such fees are also incurred when Oil Futures Contracts and options on Oil Futures Contracts are purchased or redeemed for the purpose of rebalancing the portfolio. USL also incurs commissions to brokers for the purchase and sale of Oil Futures Contracts, Other Oil-Related Investments or short-term obligations of the United States of two years or less (“Treasuries”). During the year ended December 31, 2013, total commissions accrued to brokers amounted to $9,848. Of this amount, approximately $4,473, or 45.42%, was a result of rebalancing costs and approximately $5,375, or 54.58%, was the result of trades necessitated by creation and redemption activity. By comparison, during the year ended December 31, 2012, total commissions accrued to brokers amounted to $21,804. Of this amount, approximately $8,385, or

38.46%, was a result of rebalancing costs and approximately $13,419, or 61.54%, was the result of trades necessitated by creation and redemption activity. By comparison, during the year ended December 31, 2011, total commissions accrued to brokers amounted to $27,427. Of this amount, approximately $14,118, or 51.47%, was a result of rebalancing costs and approximately $13,309, or 48.53%, was the result of trades necessitated by creation and redemption activity. The decrease in the total commissions accrued to brokers for the year ended December 31, 2013 as compared to the year ended December 31, 2012, was primarily a function of decreased brokerage fees due to a lower number of futures contracts being held and traded as a result of the decrease in USL’s total net assets during the year ended December 31, 2013. The decrease in total net assets required USL to purchase a fewer number of Oil Futures Contracts and incur a lower amount of broker commissions during the year ended December 31, 2013. The decrease in the total commissions accrued to brokers for the year ended December 31, 2012 as compared to the year ended December 31, 2011, was primarily a function of decreased brokerage fees due to a lower number of futures contracts being held and traded as a result of the decrease in USL’s total net assets during the year ended December 31, 2012. The decrease in total net assets required USL to purchase a fewer number of Oil Futures Contracts and incur a lower amount of broker commissions during the year ended December 31, 2012. As an annualized percentage of average daily total net assets, the figure for the year ended December 31, 2013 represents approximately 0.01% of average daily total net assets. By comparison, the figures for the years ended December 31, 2012 and 2011 represented approximately 0.02% and 0.01%, respectively, of average daily total net assets. However, there can be no assurance that commission costs and portfolio turnover will not cause commission expenses to rise in future quarters.

USL and the NYMEX entered into a licensing agreement on April 10, 2006, as amended on October 20, 2011, whereby USL was granted a non-exclusive license to use certain of the NYMEX’s settlement prices and service marks. Under the licensing agreement, USL and the Related Public Funds, other than BNO, USCI, CPER, USAG and USMI, pay the NYMEX an asset-based fee for the license, the terms of which are described in Note 3. USL expressly disclaims any association with the NYMEX or endorsement of USL by the NYMEX and acknowledges that “NYMEX” and “New York Mercantile Exchange” are registered trademarks of the NYMEX.

NOTE 5 - FINANCIAL INSTRUMENTS, OFF-BALANCE SHEET RISKS AND CONTINGENCIES

USL engages in the trading of futures contracts, options on futures contracts and cleared swaps (collectively, “derivatives”). USL is exposed to both market risk, which is the risk arising from changes in the market value of the contracts, and credit risk, which is the risk of failure by another party to perform according to the terms of a contract.

USL may enter into futures contracts, options on futures contracts and cleared swaps to gain exposure to changes in the value of an underlying commodity. A futures contract obligates the seller to deliver (and the purchaser to accept) the future delivery of a specified quantity and type of a commodity at a specified time and place. Some futures contracts may call for physical delivery of the asset, while others are settled in cash. The contractual obligations of a buyer or seller may generally be satisfied by taking or making physical delivery of the underlying commodity or by making an offsetting sale or purchase of an identical futures contract on the same or linked exchange before the designated date of delivery.

The purchase and sale of futures contracts, options on futures contracts and cleared swaps require margin deposits with a futures commission merchant. Additional deposits may be necessary for any loss on contract value. The Commodity Exchange Act requires a futures commission merchant to segregate all customer transactions and assets from the futures commission merchant’s proprietary activities.

Futures contracts and cleared swaps involve, to varying degrees, elements of market risk (specifically commodity price risk) and exposure to loss in excess of the amount of variation margin. The face or contract amounts reflect the extent of the total exposure USL has in the particular classes of instruments. Additional risks associated with the use of futures contracts are an imperfect correlation between movements in the price of the futures contracts and the market value of the underlying securities and the possibility of an illiquid market for a futures contract.

All of the futures contracts held by USL were exchange-traded through December 31, 2013. The risks associated with exchange-traded contracts are generally perceived to be less than those associated with over-the-counter transactions since, in over-the-counter transactions, a party must rely solely on the credit of its respective individual counterparties. When USL enters into non-exchange traded contracts (including Exchange for Risk or EFR transactions), it is subject to the credit risk associated with counterparty nonperformance. The credit risk from counterparty non-performance associated with such instruments is the net unrealized gain, if any, on the transaction. USL has credit risk under its futures contracts since the sole counterparty to all domestic and foreign futures contracts is the clearinghouse for the exchange on which the relevant contracts are traded. In addition, USL bears the risk of financial failure by the clearing broker.

USL’s cash and other property, such as Treasuries, deposited with a futures commission merchant are considered commingled with all other customer funds, subject to the futures commission merchant’s segregation requirements. In the event of a futures commission merchant’s insolvency, recovery may be limited to a pro rata share of segregated funds available. It is possible that the recovered amount could be less than the total of cash and other property deposited. The insolvency of a futures commission merchant could result in the complete loss of USL’s assets posted with that futures commission merchant; however, the majority of USL’s assets are held in Treasuries, cash and/or cash equivalents with USL’s custodian and would not be impacted by the insolvency of a futures commission merchant. The failure or insolvency of USL’s custodian, however, could result in a substantial loss of USL’s assets.

USCF invests a portion of USL’s cash in money market funds that seek to maintain a stable per share NAY. USL is exposed to any risk of loss associated with an investment in such money market funds. As of December 31, 2013 and December 31, 2012, USL held investments in money market funds in the amounts of $51,156,064 and $86,156,064, respectively. USL also holds cash deposits with its custodian. Pursuant to a written agreement with BBH&Co., uninvested overnight cash balances are swept to offshore branches of U.S. regulated and domiciled banks located in Toronto, Canada, London, United Kingdom, Grand Cayman, Cayman Islands and Nassau, Bahamas, which are subject to U.S. regulation and regulatory oversight. As of December 31, 2013 and December 31, 2012, USL held cash deposits and investments in Treasuries in the amounts of $11,776,288 and $12,085,820, respectively, with the custodian and futures commission merchant. Some or all of these amounts may be subject to loss should USL’s custodian and/or futures commission merchant cease operations.

For derivatives, risks arise from changes in the market value of the contracts. Theoretically, USL is exposed to market risk equal to the value of futures contracts purchased and unlimited liability on such contracts sold short. As both a buyer and a seller of options, USL pays or receives a premium at the outset and then bears the risk of unfavorable changes in the price of the contract underlying the option.

USL’s policy is to continuously monitor its exposure to market and counterparty risk through the use of a variety of financial, position and credit exposure reporting controls and procedures. In addition, USL has a policy of requiring review of the credit standing of each broker or counterparty with which it conducts business.

The financial instruments held by USL are reported in its statements of financial condition at market or fair value, or at carrying amounts that approximate fair value, because of their highly liquid nature and short-term maturity.

NOTE 6 - FINANCIAL HIGHLIGHTS

The following table presents per share performance data and other supplemental financial data for the years ended December 31, 2013, 2012 and 2011. This information has been derived from information presented in the financial statements.

 Year ended

 December 31, 2013

 Year ended

 December 31, 2012

 Year ended

 December 31, 2011

 Per Share Operating Performance:

 Net asset value, beginning of year

$
39.81

$
43.46

$
42.91

 Total income (loss)

3.43

(3.32
)

0.88

 Net expenses

(0.41
)

(0.33
)

(0.33
)

 Net increase (decrease) in net asset value

3.02

(3.65
)

0.55

 Net asset value, end of year

$
42.83

$
39.81

$
43.46

 Total Return

7.59
%

(8.40
)%

1.28
%

 Ratios to Average Net Assets

 Total income (loss)

7.54
%

(6.94
)%

2.08
%

 Management fees

0.60
%

0.60
%

0.60
%

 Expenses excluding management fees

0.39
%

0.18
%

0.17
%

 Net income (loss)

6.55
%

(7.72
)%

1.31
%

Total returns are calculated based on the change in value during the period. An individual shareholder’s total return and ratio may vary from the above total returns and ratios based on the timing of contributions to and withdrawals from USL.

NOTE 7 - QUARTERLY FINANCIAL DATA (Unaudited)

The following summarized (unaudited) quarterly financial information presents the results of operations and other data for three-month periods ended March 31, June 30, September 30 and December 31, 2013 and 2012.

 First

 Quarter

 2013

 Second

 Quarter

 2013

 Third

 Quarter

 2013

 Fourth

 Quarter

 2013

 Total Income (Loss)

$
3,488,007

$
(2,281,454
)

$
5,892,884

$
(678,456
)

 Total Expenses

247,095

220,417

205,028

170,197

 Net Income (Loss)

$
3,240,912

$
(2,501,871
)

$
5,687,856

$
(848,653
)

 Net Income (Loss) per Share

$
1.22

$
(0.96
)

$
3.12

$
(0.36
)

 First

 Quarter

 2012

 Second

  Quarter

 2012

 Third

  Quarter

 2012

 Fourth

 Quarter

 2012

 Total Income (Loss)

$
9,471,904

$
(25,764,862
)

$
8,792,836

$
(1,848,278
)

 Total Expenses

315,716

265,297

248,705

220,660

 Net Income (Loss)

$
9,156,188

$
(26,030,159
)

$
8,544,131

$
(2,068,938
)

 Net Income (Loss) per Share

$
2.35

$
(7.91
)

$
2.50

$
(0.59
)

NOTE 8 - FAIR VALUE OF FINANCIAL INSTRUMENTS

USL values its investments in accordance with Accounting Standards Codification 820 – Fair Value Measurements and Disclosures (“ASC 820”). ASC 820 defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurement. The changes to past practice resulting from the application of ASC 820 relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurement. ASC 820 establishes a fair value hierarchy that distinguishes between: (1) market participant assumptions developed based on market data obtained from sources independent of USL (observable inputs) and (2) USL’s own assumptions about market participant assumptions developed based on the best information available under the circumstances (unobservable inputs). The three levels defined by the ASC 820 hierarchy are as follows:

Level I – Quoted prices (unadjusted) in active markets for identical assets or liabilities that the reporting entity has the ability to access at the measurement date.

Level II – Inputs other than quoted prices included within Level I that are observable for the asset or liability, either directly or indirectly. Level II assets include the following: quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the asset or liability, and inputs that are derived principally from or corroborated by observable market data by correlation or other means (market-corroborated inputs).

Level III – Unobservable pricing input at the measurement date for the asset or liability. Unobservable inputs shall be used to measure fair value to the extent that observable inputs are not available.

In some instances, the inputs used to measure fair value might fall within different levels of the fair value hierarchy. The level in the fair value hierarchy within which the fair value measurement in its entirety falls shall be determined based on the lowest input level that is significant to the fair value measurement in its entirety.

The following table summarizes the valuation of USL’s securities at December 31, 2013 using the fair value hierarchy:

The following table summarizes the valuation of USL’s securities at December 31, 2013 using the fair value hierarchy:

 At December 31, 2013

 Total

 Level I

 Level II

 Level III

 Short-Term Investments

 $

 59,154,742

 $

 59,154,742

 $

 -

 $

 -

 Exchange-Traded Futures Contracts

 United States Contracts

 1,642,450

 1,642,450

 -

 -

During the year ended December 31, 2013, there were no transfers between Level I and Level II.

The following table summarizes the valuation of USL’s securities at December 31, 2012 using the fair value hierarchy:

 At December 31, 2012

 Total

 Level I

 Level II

 Level III

 Short-Term Investments

 $

 92,755,785

 $

 92,755,785

 $

 -

 $

 -

 Exchange-Traded Futures Contracts

 United States Contracts

 1,556,910

 1,556,910

 -

 -

During the year ended December 31, 2012, there were no transfers between Level I and Level II.

Effective January 1, 2009, USL adopted the provisions of Accounting Standards Codification 815 – Derivatives and Hedging, which require presentation of qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts and gains and losses on derivatives.

Fair Value of Derivative Instruments

 Derivatives not Accounted

 for as Hedging Instruments

 Statements of Financial

 Condition Location

 Fair Value at

 December 31, 2013

 Fair Value at

 December 31, 2012

 Futures - Commodity Contracts

 Assets

 $

 1,642,450

 $

 1,556,910

The Effect of Derivative Instruments on the Statements of Operations

 For the year ended

 December 31, 2013

 For the year ended

 December 31, 2012

 For the year ended

 December 31, 2011

 Change in

 Change in

 Change in

 Realized

 Unrealized

 Realized

 Unrealized

 Realized

 Unrealized

 Location of

 Gain or

 Gain or

 Gain or

 Gain or

 Gain or

 Gain or

 Derivatives not

 Gain or (Loss)

 (Loss) on

 (Loss) on

 (Loss) on

 (Loss) on

 (Loss) on

 (Loss) on

 Accounted for as

 on Derivatives

 Derivatives

 Derivatives

 Derivatives

 Derivatives

 Derivatives

 Derivatives

 Hedging

 Recognized

 Recognized

 Recognized

 Recognized

 Recognized

 Recognized

 Recognized

 Instruments

 in Income

 in Income

 in Income

 in Income

 in Income

 in Income

 in Income

 Futures -

 Commodity Contracts

 Realized gain (loss) on closed positions

 $6,302,760

 $ (6,954,520)

 $ 16,224,040

 Change in unrealized gain

 $85,540

 $ (2,445,210)

 $ (11,864,440)

 (loss) on open positions

NOTE 9 – RECENT ACCOUNTING PRONOUNCEMENTS

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-11, “Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities.” The amendments in ASU No. 2011-11 require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. ASU No. 2011-11 is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods.

NOTE 10 – SUBSEQUENT EVENTS

USL has performed an evaluation of subsequent events through the date the financial statements were issued. This evaluation did not result in any subsequent events that necessitated disclosures and/or adjustments.